UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 16, 2020
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street Syracuse, New York		13203
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TAST	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 16, 2020, Carrols Restaurant Group, Inc. (the "Company") entered into the Fourth Amendment to Credit Agreement (the Fourth Amendment") among the Company, as borrower, certain subsidiaries of the Company (collectively, the "Guarantors"), as guarantors, Wells Fargo Bank, National Association (the "Administrative Agent"), as administrative agent, and the lenders party thereto as further described in "Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant" which is incorporated by reference in this Item 1.01.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On April 16, 2020, the Company and the Guarantors entered into the Fourth Amendment. The Fourth Amendment amends the Credit Agreement dated as of April 30, 2019 among the Company, the Guarantors, the Administrative Agent and the lenders party thereto (as previously amended by the First Amendment to Credit Agreement dated as of December 13, 2019 among the Company, the Guarantors, the Administrative Agent and the lenders party thereto, the Second Amendment to Credit Agreement dated as of March 25, 2020 among the Company, the Guarantors, the Administrative Agent and the lenders party thereto and the Third Amendment to Credit Agreement dated as of April 8, 2020 among the Company, the Guarantors, the Administrative Agent and the lenders party thereto and as further amended from time to time, the "Credit Agreement"). Capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement.

The Fourth Amendment, among other items, permits the Company to incur and, if necessary, repay indebtedness incurred pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief and Economic Security Act, as amended (the "PPP Indebtedness"). The Company has also agreed to, among other items, (i) provide a notice of the incurrence of any PPP Indebtedness and copies of the definitive loan documents evidencing such PPP Indebtedness to the Administrative Agent promptly following the incurrence of PPP Indebtedness, (ii) within five (5) Business Days of a Responsible Officer of any Credit Party becoming aware of, the occurrence (or alleged occurrence) of any default or event of default with respect to any PPP Indebtedness, provide a written notice setting forth the details of such default or event of default and the action that the applicable Credit Parties have taken and propose to take with respect thereto and (iii) promptly provide notice of the forgiveness or repayment of any PPP Indebtedness.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date: April 17, 2020

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Vice President, Chief Financial Officer and Treasurer